UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

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[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                         SHARPS COMPLIANCE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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        paid previously. Identify the previous filing by registration statement
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

                      [SHARPS COMPLIANCE CORP. LETTERHEAD]

October 15, 2001


Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the 2001 Annual Meeting of Stockholders of Sharps Compliance Corp. The Annual Meeting will be held on Monday, November 19, 2001, at 10:00 a.m. at The Doubletree Hotel, 2001 Post Oak Boulevard, Houston, Texas. The formal Notice of the Annual Meeting is set forth in the enclosed material.

The matters expected to be acted upon at the meeting are described in the attached Proxy Statement. During the meeting, stockholders will have the opportunity to ask questions and comment on the operations of Sharps Compliance Corp.

It is important that your views be represented whether or not you are able to be present at the Annual Meeting. Please sign and return the enclosed proxy card promptly.

We appreciate your investment in Sharps Compliance Corp. and urge you to return your proxy card as soon as possible.

Sincerely,

/s/ Burt Kunik

Burt Kunik
Chairman of the Board,
President and Chief Executive Officer

                             SHARPS COMPLIANCE CORP.
                                9050 Kirby Drive
                              Houston, Texas 77054

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 19, 2001

         NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of Sharps Compliance Corp., a Delaware corporation (the "Company"), will be held on Monday, November 19, 2001, at 10:00 a.m. local time at The Doubletree Hotel, 2001 Post Oak Boulevard, Houston, Texas, for the purpose of considering and voting upon the following:

         (1) The election of four directors to hold office until the next Annual Meeting of Stockholders or until the election and qualification of their respective successors.

         (2) Such other business as properly may come before the Annual Meeting or any adjournment(s) thereof. The Board of Directors is presently unaware of any other business to be presented to a vote of the stockholders at the Annual Meeting.

         The items of business are more fully described in the Proxy Statement accompanying this notice.

         The Board of Directors has fixed September 21, 2001 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment(s) or postponement(s) thereof. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for ten days prior to the Annual Meeting.

                                            By Order of the Board of Directors


                                            W. Audie Long
                                            Corporate Secretary
Houston, Texas
October 15, 2001


                                    IMPORTANT

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO PROMPTLY MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED, SELF-ADDRESSED, STAMPED ENVELOPE SO THAT YOUR SHARES OF STOCK MAY BE REPRESENTED AND VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING. YOUR PROXY WILL BE RETURNED TO YOU IF YOU SHOULD BE PRESENT AT THE ANNUAL MEETING AND SHOULD REQUEST SUCH RETURN OR IF YOU SHOULD REQUEST SUCH RETURN IN THE MANNER PROVIDED FOR REVOCATION OF PROXIES ON THE INITIAL PAGES OF THE ENCLOSED PROXY STATEMENT. PROMPT RESPONSE BY OUR STOCKHOLDERS WILL REDUCE THE TIME AND EXPENSE OF SOLICITATION.

                             SHARPS COMPLIANCE CORP.
                                9050 Kirby Drive
                              Houston, Texas 77054

                            -----------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 19, 2001


                    SOLICITATION AND REVOCABILITY OF PROXIES

         This Proxy Statement (the "Proxy Statement") and the accompanying materials are furnished in connection with the solicitation of proxies by the Board of Directors of Sharps Compliance Corp., a Delaware corporation (the "Company"), to be used at the Annual Meeting of Stockholders of the Company to be held on November 19, 2001 (the "Annual Meeting"), at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and adjournment(s) or postponement(s) thereof.

         The accompanying proxy is designed to permit each holder of the Company's common stock, par value $0.01 per share (the "Common Stock"), to vote for or withhold voting for the nominees for election as directors of the Company set forth under Proposal 1 and to authorize the proxies to vote in their discretion with respect to any other proposal brought before the Annual Meeting. When a stockholder's executed proxy card specifies a choice with respect to a voting matter, the shares will be voted accordingly. If no such specifications are made, the Proxies for the Common Stock will be voted by those persons named in the Proxies at the Annual Meeting: FOR the election of the nominees specified under the caption "Election of Directors." If any other matters properly come before the Annual Meeting, the Proxies will vote upon such matters according to their judgment.

         The Company encourages the personal attendance of its stockholders at the Annual Meeting, and execution of the accompanying proxy will not affect a stockholder's right to attend the Annual Meeting and to vote his or her shares in person. Any stockholder giving a proxy has the right to revoke it by giving written notice of revocation to W. Audie Long, Corporate Secretary, Sharps Compliance Corp., at the Company's executive office, 9050 Kirby Drive, Houston, Texas 77054, at any time before the proxy is voted, by executing and delivering a later-dated proxy, or by attending the Annual Meeting and voting his or her shares in person. No such notice of revocation or later-dated proxy will be effective, however, until received by the Company at or prior to the Annual Meeting. Such revocation will not affect a vote on any matters taken prior to the receipt of such revocation. Mere attendance at the Annual Meeting will not of itself revoke the proxy.

         All expenses of the Company in connection with this solicitation will be borne by the Company. In addition to the solicitation of proxies by use of the mail, officers, directors and regular employees of the Company may solicit the return of proxies by personal interview, mail, telephone and/or facsimile. Such persons will not be additionally compensated, but will be reimbursed for out-of-pocket expenses. The Company also will request brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of shares held of record by such persons and will reimburse such persons and its transfer agent for their reasonable out-of-pocket expenses in forwarding such material.

         This Proxy Statement, Proxy Card and the Company's Annual Report on Form 10-KSB covering the Company's fiscal year ended June 30, 2001, including audited financial statements, are first being mailed to the stockholders of the Company on or about October 15, 2001.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2001 is incorporated by reference in this Proxy Statement. A copy of such Form 10-KSB is enclosed with this Proxy Statement. In the event this Proxy Statement was delivered without a copy of such Form 10-KSB, the Company will, upon written or oral request, provide without charge a copy of such Form 10-KSB (other than exhibits to such document, unless such exhibits are specifically incorporated by reference into such document). Requests should be directed to Sharps Compliance Corp., 9050 Kirby Drive, Houston, Texas 77054, Attention: Gary
L. Shell, Vice President and Chief Financial Officer, telephone (713) 432-0300.

              The date of this Proxy Statement is October 15, 2001

                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

General

         The Board has fixed the close of business on September 21, 2001 as the record date (the "Record Date") for the Annual Meeting. Only holders of record of the outstanding shares of Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) thereof. At the close of business on September 21, 2001, there were 8,705,356 shares of Common Stock outstanding and entitled to be voted at the Annual Meeting. The Common Stock is the only class of stock entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter presented to the stockholders.

Quorum and Vote Required

         The presence, in person or by proxy, of a majority of the total shares of Common Stock issued and outstanding at the close of business on the Record Date is necessary to constitute a quorum for transaction of business at the Annual Meeting. Assuming the existence of a quorum, the affirmative vote of a plurality of the shares of Common Stock present, either in person or represented by proxy, and entitled to vote at the Annual Meeting is required to elect directors. If a quorum is not present in person or by proxy, the Annual Meeting may be adjourned until a quorum is obtained.

         Abstentions are counted toward the calculation of a quorum and will have the same effect as a vote against a proposal. Broker non-votes will be counted toward the calculation of a quorum but will have no effect on the voting outcome of a proposal.

Security Ownership of Management and Certain Beneficial Owners

         The following table and notes thereto set forth certain information with respect to the shares of Common Stock beneficially owned by (i) each director and nominee for director of the Company, (ii) all executive officers of the Company, including those listed in the Summary Compensation Table set forth under the caption "Executive Compensation" below, (iii) all directors and executive officers of the Company as a group and (iv) each person known by the Company to be the beneficial owner of 5% or more of the outstanding Common Stock, as of the Record Date:

                                                                 Common Stock
                                                -------------------------------------------------
                                                Amount and Nature of        Percent of Class
         Name of Beneficial Owner               Beneficial Ownership(1)     Owned Beneficially(2)
         ------------------------               -----------------------     ---------------------
         Lee Cooke                                  128,169(3)                     1.5%
         John W. Dalton(4)                        1,100,000(5)                    12.6%
         Parris H. Holmes, Jr. (6)                  781,682(7)                     9.0%
         Dr. Burt Kunik(8)                        2,936,344(9)                    33.7%
         Herb Schneider(10)                         800,000                        9.2%
         Gary L. Shell                               42,500                         *
         Philip C. Zerrillo                          48,334(11)                     *
         All executive officers and directors
             as a group (5 individuals)           3,937,029(12)                   44.8%

----------
*Represents less than 1% of the issued and outstanding shares of Common Stock.

(1) Each of the persons named in the table has sole voting and investment power with respect the shares reported, subject to community property laws where applicable and the information contained in this table and these notes.

(2) The percentages indicated are based on outstanding stock options exercisable within 60 days for each individual and 8,705,356 shares of Common Stock issued and outstanding on the Record Date.

(3) Includes 41,822 shares that Mr. Cooke has the right to acquire upon the exercise of stock options, exercisable within 60 days.

(4)   Mr. Dalton's address is 9258 Elizabeth, Houston, Texas 77055.

(5) Includes 50,000 shares that Mr. Dalton has the right to acquire upon the exercise of stock options, exercisable within 60 days; does not include 272,000 shares owned by Mr. Dalton's adult children, of which Mr. Dalton disclaims beneficial ownership.

(6) Mr. Holmes's address is 10111 Reunion Drive, Suite 450, San Antonio, Texas 78216.

(7) Includes 18,269 shares that Mr. Holmes has the right to acquire upon the exercise of stock options, exercisable within 60 days, 300,000 shares owned by Mr. Holmes' wife and 4,967 shares that Mr. Holmes' wife has the right to acquire upon the exercise of stock options, exercisable within 60 days.

(8)   Dr. Kunik's address is 9050 Kirby Drive, Houston, Texas 77054.

(9) Includes 8,334 shares that Dr. Kunik has the right to acquire upon the exercise of stock options, exercisable within 60 days.

(10) Mr. Schneider's address is 4027 Sunridge Road, Pebble Beach, California 93953.

(11) Includes 8,334 shares that Dr. Zerrillo has the right to acquire upon the exercise of stock options, exercisable within 60 days.

(12) Includes 81,725 shares that five directors and executive officers and one spouse have the right to acquire upon the exercise of stock options, exercisable within 60 days.

                                 ITEM 1 ON PROXY
                              ELECTION OF DIRECTORS

Nominees

         The By-laws of the Company provide that the Board of Directors shall consist of not fewer than three nor more than fifteen members and that the number of directors, within such limits, shall be determined by resolution of the Board of Directors at any meeting or by the stockholders at the Annual Meeting. The Board of Directors of the Company has set the number of directors comprising the Board of Directors at five. If all of the nominees listed below are elected by the stockholders at the Annual Meeting, one vacancy will remain, which may be filled by the Board of Directors upon selection of a qualified candidate.

         The Board of Directors has nominated for director the individuals named below to be elected at the Annual Meeting. Each of the nominees has agreed to stand for election as a director of the Company, to serve until the 2002 Annual Meeting or until their respective successors have been duly elected and qualified.

         The table below sets forth the names and ages of the nominees for director and the year each nominee first became a director of the Company. Each of the nominees is presently serving as a director of the Company.
Biographical information on the nominees is set forth below under "Management."

                                                   Year first became a
         Name and Age                            Director of the Company
         ------------                            -----------------------
         Lee Cooke  (57)                                  1992
         Parris H. Holmes, Jr. (57)                       1998
         Dr. Burt Kunik  (63)                             1998
         Philip C. Zerrillo (43)                          1999

         Unless otherwise indicated on any duly executed and dated proxy, the persons named in the enclosed proxy intend to vote the shares that it represents for the election of the nominees listed in the table above for the term specified. Although the Company does not anticipate that the above-named nominees will refuse or be unable to accept or serve as directors of the Company for the term specified, the persons named in the enclosed form of proxy intend, if either of such nominees is unable or unwilling to serve as a director, to vote the shares represented by the proxy for the election of such other person as may be nominated or designated by management, unless they are directed by the proxy to do otherwise.

         Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock, represented in person or by proxy at the Annual Meeting, is required for the election of directors. Assuming the receipt by each such nominee of the affirmative vote of at least a plurality of the shares of Common Stock represented at the Annual Meeting, such nominees will be elected as directors. Proxies will be voted in accordance with the specifications marked thereon, and if no specification is made, will be voted "FOR" the nominees.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
                  ELECTION OF EACH OF THE INDIVIDUALS NOMINATED
                           FOR ELECTION AS DIRECTORS.


                                 ITEM 2 ON PROXY
              OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

         As of the date of this Proxy Statement, management does not intend to present any other items of business and is not aware of any matters to be presented for action at the Annual Meeting other than that described above. However, if any other matters should come before the Annual Meeting, it is the intention of the persons named as proxies in the accompanying proxy card to vote in accordance with their best judgment on such matters.

                                   MANAGEMENT

         Set forth below is information with respect to each director and executive officer of the Company as of September 21, 2001. The executive officers are elected by the Board of Directors and serve at the discretion of the Board. There are no family relationships between any two directors or executive officers.

                  Name                     Age                          Position
         ------------------------          ---        ----------------------------------------------
         Dr. Burt Kunik                    63         Chairman of the Board, Chief Executive Officer
                                                      and President

         Lee Cooke(1)                      57         Director

         Parris H. Holmes, Jr.(1)          57         Director

         Philip C. Zerrillo(1)             43         Director

         Gary L. Shell                     46         Vice President and Chief Financial Officer

----------
(1)   Member of the Audit and Compensation Committees

         The following is a description of the biographies of the Company's executive officers and directors and nominees for director for the past five years.

         Dr. Burt Kunik has been a director, Chairman of the Board, Chief Executive Officer and President of the Company since July 1998. He founded Sharps Compliance, Inc. ("SCI"), now a wholly owned subsidiary of the Company, in May 1994 and has served as a director and Chief Executive Officer of SCI since that time. Dr. Kunik has 24 years of experience as an endodontist, including management experience of three successful start-up companies in the medical waste and insurance industries. Prior to starting SCI, Dr. Kunik spent five years with 3CI Complete Compliance Corporation, which he co-founded. Its successor, American 3CI (Nasdaq: TCCC), currently is engaged in the business of medical waste services in the southeastern/southwestern United States. Other previous business experience includes management roles in real estate, oil and gas, cattle ranching and the travel industry. Dr. Kunik has been very active in the medical waste industry for ten years. He served as Chairman of the Medical Waste Institute in 1992 and has served on the board of the Environmental Industry Association.

         Lee Cooke has been a director of the Company since March 1992. He served as Chairman of the Board, Chief Executive Officer and President of the Company from March 1992 until July 1998. Since 1991 he has been President and Chief Executive Officer of Habitek International, Inc., d/b/a U.S. Medical Systems, Inc., a consulting firm creating new economy enterprises globally. Mr. Cooke serves as an advisory director to M2K, an interactive marketing firm, and the Staubach Group, CTLLC. He was President and Chief Executive Officer of CUville, Inc., d/b/a Good2CU.com, from 1999 until 2000. He served as Chief Executive Officer of The Greater Austin Chamber of Commerce from 1983 to 1987. From 1988 to 1991 he served in the elected position of Mayor of Austin, Texas. Mr. Cooke is a director of New Century Equity Holdings Corp., formerly known as Billing Concepts Corp., a holding company focused on high growth, technology-based companies and investments.

         Parris H. Holmes, Jr. has been a director of the Company since July 1998. He previously served on the Company's Board of Directors from March 1992 until April 1996. Mr. Holmes has served as Chairman of the Board and Chief Executive Officer of New Century Equity Holdings, Inc., formerly known as Billing Concepts Corp., since May 1996. He served as both Chairman of the Board and Chief Executive Officer of USLD Communications Corp. ("USLD") from September 1986 until August 1996 and served as Chairman of the Board of USLD until June 1997. Prior to March 1993, Mr. Holmes also served as President of USLD. Mr. Holmes is also Chairman of the Board of Tanisys Technology, Inc., a developer, manufacturer and marketing of memory module test equipment. Mr. Holmes also served as a director of SCI prior to its acquisition by the Company in February 1998. On December 18, 1996, the Securities and Exchange Commission (the "Commission") filed a civil injunctive action in the United States District Court for the District of Columbia alleging that Mr. Holmes failed to file timely 12 reports regarding certain 1991 and 1992 transactions in the stock of USLD as required by Section 16(a) of the Securities and Exchange Act of 1934, as amended. Section 16(a) requires officers and directors of such companies to file reports with the Commission regarding their personal transactions in the securities of their company. Mr. Holmes settled this action on December 18, 1996, without admitting or denying the allegations of the complaint, by consenting to the entry of an injunction with respect to these requirements and paying a civil penalty of $50,000.

         Philip C. Zerrillo, Ph.D., has been a Director of the Company since September 1999. Dr. Zerrillo has served as Dean of The University of Texas Graduate School of Business since September 1999 and is a member of the faculty of The University of Texas. He has been a visiting professor at several universities, including Thommasat University (Thailand) and Northwestern University's J.L. Kellogg Graduate School of Management, since 1991, and is the author of numerous published articles in the fields of distribution channel management and business system innovation.

         Gary L. Shell joined the Company as Vice President and Chief Financial Officer in January 2001. He previously served as Vice President, Finance, for Horizontal Drilling International, Inc., a horizontal directional drilling company, from March 1991 to September 2000 and Raymond International Inc., an engineering and construction company, from 1982 to 1991.

Committees, Meetings and Board Compensation

         The business of the Company is managed under the direction of its Board of Directors. The Company's Board of Directors has established two standing committees: The Audit Committee and the Compensation Committee.

         Audit Committee. The Audit Committee is comprised of certain directors who are not employees of the Company or any of its subsidiaries. Messrs. Zerrillo, Cooke and Holmes are the current members of the Audit Committee, with Dr. Zerrillo serving as Chairman. The Audit Committee acts on behalf of the Board of Directors with respect to the Company's financial statements, record-keeping, auditing practices and matters relating to the Company's independent public accountants, including recommending to the Board of Directors the firm to be engaged as independent public accountants for the next fiscal year; reviewing with the Company's independent public accountants the scope and results of the audit and any related management letter; consulting with the independent public accountants and management with regard to the Company's independent public accountants; and reviewing the independence of the independent public accountants. A copy of the Audit Committee's Charter is attached hereto as Appendix "A."

         Compensation Committee. The Compensation Committee is comprised of certain directors who are not employees of the Company or any of its subsidiaries. Messrs. Zerrillo, Cooke and Holmes are the current members of the Compensation Committee, with Mr. Holmes serving as Chairman. The Compensation Committee reviews and makes recommendations to the Board of Directors concerning major compensation policies and compensation of officers and executive employees and administers the Company's 1993 Stock Plan.

         Board of Director and Committee Meetings. The Board of Directors met three times in the 12 months ended June 30, 2001 and took action on numerous occasions by unanimous written consent. During the fiscal year, each of the directors of the Company attended at least 75% of the aggregate of the meetings of the Board of Directors and committees of which such director was a member.

         Compensation of Directors

         Meeting Fees. The Company reimburses its directors for travel expenses to attend Board meetings but does not provide any other cash compensation.

         Stock Options. From January 1993 through June 1998, each non-employee director was granted a stock option to purchase 40,000 shares under the Company's 1993 Stock Plan (the "Stock Plan") at the time of their election or appointment to the Board of Directors. Pursuant to an amendment to the Stock Plan, beginning July 1998, each non-employee director was granted an option to purchase 25,000 shares under the Company's 1993 Stock Plan upon election or appointment to the Board of Directors of the Company. See "Executive Compensation - Employee Benefit Plans - Sharps Compliance Corp. 1993 Stock Plan." These options vest over a three-year period beginning with the date of service as a director. Options outstanding at February 27, 1998, the effective date of the Company's acquisition of SCI, became 100% vested under the terms of the Stock Plan.

                             EXECUTIVE COMPENSATION

         The following table sets forth certain information concerning compensation of the Company's Chief Executive Officer and Vice President and Chief Financial Officer for fiscal 2001.

                                                  Summary Compensation Table

                                                                                        Long-Term
                                                                                    Compensation Awards
                                                                                --------------------------
                                   Annual Compensation                          Restricted       Securities
Name and Principal       Fiscal   ----------------------       Other Annual       Stock          Underlying        All Other
    Position              Year    Salary ($)   Bonus ($)      Compensation ($)   Awards($)       Options (#)    Compensation ($)
------------------       ------   ----------   ---------      ----------------  ----------       -----------    ----------------
Dr. Burt Kunik            2001    $180,000        0                  0              0              35,000               0
Chairman of the Board,    2000    $177,808    $ 41,200               0              0              25,000               0
President and Chief       1999    $180,000    $173,000               0              0                 0                 0
Executive Officer

Gary L. Shell             2001    $ 53,077(1)     0                  0              0              75,000               0
Vice President and        2000       N/A
Chief Financial Officer   1999       N/A

----------

(1) Mr. Shell was employed by the Company effective January 1, 2001. The amount shown reflects Mr. Shell's salary from his hire date through June 30, 2001, the Company's fiscal year end. Mr. Shell's annual salary is $120,000.

Stock Option Grants in Fiscal 2001

         The following table provides certain information related to options granted to the named executive officers during fiscal 2001 pursuant to the 1993 Stock Plan. The Company has never granted stock appreciation rights.

                                           Individual Grants
                                   ---------------------------
                                                      % of Total
                                    Number of          Options
                                    Securities        Granted to       Exercise
                                    Underlying        Employees         or Base
                                     Options          in Fiscal         Price        Expiration
                Name                Granted(#)          2001            ($/Sh)          Date
         ------------------         -----------       ----------       ---------    -----------

         Dr. Burt Kunik               35,000              12%            $.51         4/24/08

         Gary L. Shell                75,000              25%            $.51         4/24/08


Aggregated Option Exercises in Fiscal 2001 and Fiscal Year-end Option Values

         There were no option exercises by the named executive officers during the 2001 fiscal year. The following table provides the number and value of options held at fiscal year end. The Company does not have any outstanding stock appreciation rights.

                                                                 Number of Securities        Value of Unexercised
                                                               Underlying Unexercised            In-the-Money
                                                                Options at FY End(#)        Options at FY End($)(1)
                        Shares Acquired          Value       ---------------------------  ---------------------------
       Name         Upon Option Exercise(#)    Realized($)   Exercisable   Unexercisable  Exercisable   Unexercisable
--------------      -----------------------    -----------   -----------   -------------  -----------   -------------
Dr. Burt Kunik                 0                   N/A          8,334          51,666        $83.34        $17,667

Gary L. Shell                  0                   N/A            0            75,000           0          $37,500

----------
(1) Market value of the underlying securities as determined by reference to the closing price of the Common Stock on the NASD OTC Bulletin Board on June 30, 2001 ($1.01) minus the exercise price.

Employee Benefit Plans

Sharps Compliance Corp. 1993 Stock Plan

         General. Effective November 16, 1993, the stockholders of the Company approved the Stock Plan. Under the Stock Plan, (a) employees of the Company and any subsidiary of the Company may be awarded incentive stock options ("ISOs"), as defined in Section 422A(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and (b) employees, consultants and affiliates or any other person or entity, as determined by the Administrator to be in the best interests of the Company, may be granted (i) stock options which do not qualify as ISOs ("Non-qualified Options"), (ii) awards of stock in the Company ("Awards"), (iii) stock appreciation rights ("SARs") in conjunction with, or independently of, options granted thereunder, (iv) performance awards in the form of units ("Units") representing phantom shares of stock, (v) non-employee director options and (vi) opportunities to make direct purchases of stock in the Company ("Purchases"). ISOs and Non-qualified Options are collectively referred to as "Options," and together with Awards, SARs, Units, Purchases and non-employee director options are collectively referred to as "Stock Rights."

         Shares Subject to the Stock Plan. The Stock Plan authorizes the issuance of up to 2,000,000 shares. At September 30, 2001, options to purchase 1,075,140 shares had been granted. If any Stock Right granted under the Stock Plan terminates, expires or is surrendered, new Stock Rights may thereafter be granted covering such shares.

         Administration. The Stock Plan is administered by the Board of Directors (the "Administrator"). Subject to the terms of the Stock Plan, the Administrator has the authority to determine the persons to whom Stock Rights (except non-employee director options) shall be granted, the number of shares covered by each such grant, the exercise or purchase price per share, the time or times at which Stock Rights shall be granted, whether each option granted shall be an ISO or a Non-qualified Option, whether restrictions such as repurchase options are to be imposed on shares subject to Stock Rights and the nature of such restrictions, if any. The interpretation or construction by the Administrator of the Stock Plan or with respect to any Stock Rights granted thereunder shall, unless otherwise determined by the Board of Directors, be final. The option price for ISOs may not be less than 100% of the fair market value of the Common Stock on the date of grant, or 110% of the fair market value with respect to any ISO issued to a holder of 10% or more of the Company's shares. There is no price requirement for Non-qualified Stock Options. In no event may the aggregate fair market value (determined on the date of the grant of an ISO) of Common Stock for which ISOs granted to any employee under the Stock Plan are exercisable for the first time by such employee during any calendar year exceed $100,000. The Stock Plan further directs the Administrator to set forth provisions in Option agreements regarding the exercise and expiration of Options according to stated criteria. The Administrator oversees the methods of exercise of Options, with attention being given to compliance with appropriate securities laws and regulations. The Stock Plan permits the use of already owned Common Stock as payment for the exercise price of Stock Rights.

         Eligibility for Granting of Stock Rights. ISOs may be granted under the Stock Plan only to employees of the Company. Non-qualified Options, SARs and Units may be granted to any officer, employee, consultant or affiliate of the Company, or any other person or entity, as determined by the Administrator to be in the best interests of the Company.

         Non-employee Director Options. Under the Stock Plan, any director who is not an officer or full-time employee of the Company or a related company (totaling three eligible individuals at September 30, 2001) is granted a five-year Option to purchase 25,000 shares of Common Stock at the then fair market value upon joining the Board of Directors. In addition, non-employee directors will receive, on the first business day after the date of each annual meeting of stockholders of the Company commencing with the annual meeting of stockholders immediately following the full vesting of any previously granted non-employee director Option, an Option to purchase an additional 10,000 shares of Common Stock at an exercise price per share equal to the fair market value of the Common Stock on the date of grant. The Options vest one-third a year for three years. In addition, the Stock Plan provides for the granting of discretionary stock options to qualified directors. Upon the resignation of a director, the non-employee director Option may, at the discretion of the Administrator, be continued as a Non-qualified Option under the Stock Plan if the director continues to be affiliated with the Company.

         Awards. Restricted stock awards may be granted under the Stock Plan at the discretion of the Administrator. The grantee purchases the number of shares subject to the Award, usually for a nominal price such as the par value. The shares, however, are held in escrow and may not be sold until they are vested in accordance with the terms of the grant, such as continued employment for a specific period of time, accomplishment by the Company of certain goals, or a combination of criteria. Upon termination of the Award, all unvested shares are repurchased by the Company for the same nominal purchase price originally paid for the stock. As of September 30, 2001, the Company had not granted any Awards under the Stock Plan.

         Stock Appreciation Rights. Options (except non-employee director options) granted under the Stock Plan may be granted in tandem with SARs ("tandem SARs") or independently of and not in tandem with an Option ("naked SARs"). SARs will become exercisable at such time or times, and on such conditions, as specified in the grant. Any tandem SAR granted with an ISO may be granted only at the date of grant of such ISO. Any tandem SAR granted with a Non-qualified Option may be granted either at or after the time such Option is granted. As of September 30, 2001, the Company had not granted any SARs under the Stock Plan.

         A tandem SAR is the right of an optionee, without payment to the Company (except for applicable withholding taxes), to receive the excess of the fair market value per share on the date which such SAR is exercised over the option price per share as provided in the related underlying Option. A tandem SAR granted with an Option shall pertain to, and be exercised only in conjunction with, the related underlying Option granted under the Stock Plan and shall be exercisable and exercised only to the extent that the underlying Option is exercisable. The tandem SAR shall become either fully or partially non-exercisable and shall then be fully or partially unexercisable and fully or partially forfeited if the exercisable portion, or any part thereof, of the underlying Option is exercised, and vice versa.

         A naked SAR may be granted irrespective of whether the recipient holds, is being granted or has been granted any Options under any stock plan of the Company. A naked SAR may be granted irrespective of whether the recipient holds, is being granted or has been granted any tandem SARs. A naked SAR may be made exercisable without regard to the exercisability of any Option.

         Units. The Stock Plan provides that performance awards in the form of Units may be granted either independently of or in tandem with a Stock Right, except that such Units shall not be granted in tandem with ISOs. Units granted shall be based on various performance factors and have such other terms and conditions at the discretion of the Administrator. As of September 30, 2001, the Company had not granted any Units under the Stock Plan.

         Termination and Amendment of the Stock Plan. The Board of Directors may terminate or amend the Stock Plan in any respect or at any time, except that no amendment requiring stockholder approval under the provisions of the Code and related regulations relating to ISOs or under Rule16b-3 will be effective without approval of stockholders as required and within the times set by such rules.

Employment Agreements

         The Company entered into an employment agreement with Dr. Burt Kunik effective January 1, 2001. This agreement provides for a two-year term, unless terminated as provided therein, an annual salary of $180,000 and an incentive bonus at the discretion of the Compensation Committee.

         The employment agreement with Dr. Kunik provides that if he is terminated without "cause" (as defined in the employment agreement) or if he resigns his employment for "good reason" (as defined in the employment agreement), he will be entitled to, at his election, either (i) a lump-sum payment in the amount equal to his base salary for the unexpired term of the agreement or (ii) continuation of his base salary and benefits through the unexpired term of the agreement.

         Dr. Kunik's employment agreement is subject to early termination as provided therein, including termination by the Company for "cause" (as defined in the employment agreement) or termination by the employee for "good reason" (as defined in the employment agreement). The employment agreement also provides that if, at any time within 12 months of a change of control, the employee ceases to be an employee by reason of (i) termination by the employer without "cause" (as defined in the employment agreement) or (ii) voluntary termination by the employee for "good reason upon change of control" (as defined in the employment agreement), in addition to the severance stated above, he shall receive an additional payment that, when added to all other payments received in connection with a change of control, will result in the maximum amount allowed to be paid to an employee without triggering an excess parachute payment (as defined by the Internal Revenue Code), and all benefits (as defined by the employment agreement) shall continue throughout the remainder of the term of the agreement. In the event the employer is merged or acquires a company in a field outside of the current product alignment, the employer and the employee could consider the assignment of existing product lines and technology to the employee or his assignee as part of or in lieu of the above severance pay.

         A change of control is deemed to have occurred if (i) more than 30% of the combined voting power of the employer's then outstanding securities is acquired, directly or indirectly, or (ii) at any time during the 24-month period after a tender offer, merger, consolidation, sale of assets or contested election, or any combination of such transactions, at least a majority of the employer's Board of Directors shall cease to consist of "continuing directors" (meaning directors of the employer who either were directors prior to such transaction or who subsequently became directors and whose election, or nomination for election by the employer's stockholders, was approved by a vote of at least two thirds of the directors then still in office who were directors prior to such transaction), or (iii) the stockholders of the employer approve a merger or consolidation of the employer with any other corporation, other than a merger or consolidation that would result in the voting securities of the employer outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 60% of the total voting power represented by the voting securities of the employer or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the stockholders of the employer approve a plan of complete liquidation of the employer or an agreement of sale or disposition by the employer of all or substantially all of the employer's assets.

Compensation Committee Interlocks and Insider Participation

         Philip C. Zerrillo, Lee Cooke and Parris H. Holmes, Jr., directors of the Company, served on the Compensation Committee during the fiscal year ended June 30, 2001.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Dr. Burt Kunik, a director of the Company and nominee for election as a director of the Company, sole director of SCI and Chairman of the Board, Chief Executive Officer and President of the Company, owns 2,928,000 shares of Common

Stock of the Company and holds options to acquire 60,000 additional shares of Common Stock of the Company. Parris H. Holmes, Jr., a director of the Company, a nominee for election as a director of the Company and a former director of SCI, beneficially owns 785,446 shares of Common Stock of the Company and beneficially holds options to acquire 74,902 additional shares of Common Stock of the Company. John W. Dalton, a former director of SCI, owns 1,050,000 shares of Common Stock of the Company and holds options to acquire 50,000 additional shares of Common Stock of the Company.

         Effective January 1, 2001, the Company entered into an employment agreement with Dr. Kunik. This agreement provides for a two-year term, unless terminated as provided therein, an annual salary of $180,000 and an incentive bonus at the discretion of the Compensation Committee. For a complete description of the terms of Dr. Kunik's employment agreement, including severance provisions, see "Executive Compensation - Employment Agreements."

         Dr. Kunik has executed a personal liability promissory note dated November 17, 1999 in the principal amount of $320,000 payable to SCI. The principal amount bears interest at the rate of 8% per annum, with accrued interest due on November 17, 2000 and November 17, 2001 and the principal amount plus accrued interest due on November 17, 2002. The interest payment due on November 17, 2000 was deferred until November 17, 2001, by resolution of the Board of Directors. The note is a full recourse obligation of Dr. Kunik.

                             SECTION 16(a) REPORTING

         Paragraph 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's directors, executive officers and persons who beneficially own more than 10% of a registered class of the Company's equity securities file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and greater than 10% stockholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of the Section 16(a) reports furnished to the Company during the fiscal year ended June 30, 2001, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% beneficial owners were complied with.

                 STOCKHOLDERS' PROPOSALS FOR 2002 ANNUAL MEETING

         Any proposals of holders of Common Stock intended to be presented pursuant to Rule 14a-8 under the Exchange Act ("Rule 14a-8") at the Annual Meeting of Stockholders to be held in 2002 must be received by the Company, addressed to the Secretary of the Company at 9050 Kirby Drive, Houston, Texas 77054, by June 18, 2002 to be considered for inclusion in the Company's proxy statement and form of proxy related to such meeting. After June 18, 2002, notice to the Company of a stockholder proposal submitted otherwise than pursuant to Rule 14a-8 will be considered untimely, and the person named in proxies solicited by the Board of Directors of the Company for its 2002 Annual Meeting of Stockholders may exercise discretionary authority voting power with respect to any such proposal as to which the Company does not receive timely notice.

                                     By order of the Board of Directors


                                     W. Audie Long
                                     Corporate Secretary

Houston, Texas
October 15, 2001

                       -----------------------------------

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING AND WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY OR PROXIES IN THE SELF-ADDRESSED ENVELOPE.

                                  APPENDIX "A"

                             SHARPS COMPLIANCE CORP.
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                     CHARTER


I.    PURPOSE

The primary function of the Audit Committee of Sharps Compliance Corp. (the "Corporation") is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     o Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

     o Review and appraise the audit efforts of the Corporation's independent accountants.

     o Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

The Audit Committee will fulfill these responsibilities primarily by carrying out the activities enumerated in Section IV of this Charter.

II.   COMPOSITION

The Audit Committee shall be comprised of two or more directors as determined by the Board, each of whom shall be independent directors and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. Any of the following would be considered to impair a director's independence:

     o A director who is an employee or has been an employee during the past three years.

     o A director who accepts compensation in excess of $60,000 from the Corporation or any of its affiliates during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan or non-discretionary compensation.

     o A director who is a partner in a controlling shareholder or executive officer of any for-profit business organization to which the Corporation made or received payments in any of the past three years that exceed 5% of the Corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is greater. Payments resulting solely from investments in the Corporation's securities need not be considered for this purpose.

     o A director who is employed as an executive of another corporation where any of the Corporation's executives serve on that corporation's compensation committee.

     o A director who is an immediate family member of an individual who has been an executive officer of the Corporation' or its affiliates during the past three years.

All members of the Committee shall be financially literate, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.

III.  MEETINGS

The Committee shall meet at least three times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its chairman should be available as requested by the independent accountants or management to discuss any issues related to the Corporation's quarterly financials prior to filing the Corporation's Form 10-Q.

IV.   RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Audit Committee shall:

Documents/Reports Review
------------------------

1. Review and update this Charter periodically, at least annually, as conditions dictate.

2. Review the Corporation's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent accountants.

Independent Accountants
-----------------------

3. Recommend to the Board of Directors the selection of the independent accountants and review the scope of work to be performed by the independent accountants in connection with both the annual audit and the quarterly reviews. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

4. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

5. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

Financial Reporting Processes
-----------------------------

6. In consultation with the independent accountants, review the integrity of the organization's financial reporting processes, both internal and external.

7. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

8. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

Process Improvement
-------------------

9. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

10. Following completion of the annual audit, review with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

11. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

12. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

Ethical and Legal Compliance
----------------------------

13. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

14. Review management's monitoring of the Corporation's compliance with the Corporation's Ethical Code, and ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public, satisfy legal requirements.

15. Review, with the Corporation's counsel, legal compliance matters, including corporate securities trading policies.

16. Review with the Corporation's counsel any legal matter that could have a significant impact on the Corporation's financial statements.

17. Perform any other activities consistent with this Charter, the Corporation's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

--------------------------------------------------------------------------------

                             SHARPS COMPLIANCE CORP.
                                9050 Kirby Drive
                              Houston, Texas 77054

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoint(s) Dr. Burt Kunik and Gary L. Shell, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated below, all of the shares of the Common Stock, par value $0.01 per share, of Sharps Compliance Corp. (the "Company") held of record by the undersigned at the close of business on September 21, 2001, at the Annual Meeting of Stockholders to be held on November 19, 2001, or any adjournment(s) thereof.

1. PROPOSAL TO ELECT FOUR DIRECTORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THE ELECTION AND QUALIFICATION OF THEIR RESPECTIVE SUCCESSORS.

|_|  FOR all nominees listed below                 |_|  WITHHOLD AUTHORITY to vote
     (except as marked to the contrary below)           for all nominees listed below

      LEE COOKE      PARRIS H. HOLMES, JR.     DR. BURT KUNIK      PHILIP C. ZERRILLO

 INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee's name on the line provided:

                  --------------------------------------------

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

         |_|  FOR                        |_|  AGAINST              |_|  ABSTAIN

                           (Please sign on other side)

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
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                             (continued from front)

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES UNDER PROPOSAL 1 and in the discretion of the Proxies with respect to any other matter that is properly presented at the meeting.

      Please execute this proxy as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


                             DATED:  ________________________________, 2001


                                     ___________________________________________
                                                   Signature

                                     ___________________________________________
                                            Signature If Held Jointly

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